RBC FUNDS TRUST

RBC BlueBay Emerging Market Debt Fund

RBC BlueBay Diversified Credit Fund

Supplement dated June 28, 2018 to the RBC BlueBay Funds

Prospectus and Statement of Additional Information (“SAI”) dated January 26, 2018

This Supplement provides additional information beyond that contained in the

Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective July 2, 2018 (the “Effective Date”), David Dowsett will no longer serve as portfolio manager of the RBC BlueBay Emerging Market Debt Fund and RBC BlueBay Diversified Credit Fund. Accordingly, on the Effective Date, all references to David Dowsett in the Prospectus and SAI are deleted in their entirety.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE